Bank Director Growth Conference Dan Speight – Vice Chairman and COO April 30, 2013

2 Cautionary Note Regarding Forward-Looking Statements Certain statements contained in this earnings deck that are not statements of historical fact may constitute forward-looking statements. These forward-looking statements, which are based on certain assumptions and describe our future plans, strategies and expectations, can generally be identified by the use of the words “may,” “would,” “could,” “will,” “expect,” “anticipate,” “believe,” “intend,” “plan” and “estimate,” as well as similar expressions. These forward-looking statements include statements related to our projected growth, anticipated future financial performance, and management’s long-term performance goals, as well as statements relating to the anticipated effects on results of operations and financial condition from expected developments or events, or business and growth strategies, including anticipated internal growth and plans to establish or acquire banks or the assets of failed banks. These forward-looking statements involve significant risks and uncertainties that could cause our actual results to differ materially from those anticipated in such statements. Potential risks and uncertainties include the following: • general economic conditions (both generally and in our markets) may be less favorable than expected, which could result in, among other things, a continued deterioration in credit quality, a further reduction in demand for credit and a further decline in real estate values; • the general decline in the real estate and lending markets, particularly in our market areas, may continue to negatively affect our financial results; • our ability to raise additional capital may be impaired if current levels of market disruption and volatility continue or worsen; • we may be unable to collect reimbursements on losses that we incur on our assets covered under loss share agreements with the FDIC as we anticipate; • costs or difficulties related to the integration of the banks we acquired or may acquire from the FDIC as receiver may be greater than expected; • restrictions or conditions imposed by our regulators on our operations may make it more difficult for us to achieve our goals; • legislative or regulatory changes, including changes in accounting standards and compliance requirements, may adversely affect us; • competitive pressures among depository and other financial institutions may increase significantly; • changes in the interest rate environment may reduce margins or the volumes or values of the loans we make or have acquired; • other financial institutions have greater financial resources and may be able to develop or acquire products that enable them to compete more successfully than we can; • our ability to attract and retain key personnel can be affected by the increased competition for experienced employees in the banking industry; • adverse changes may occur in the bond and equity markets; • war or terrorist activities may cause further deterioration in the economy or cause instability in credit markets; • economic, governmental or other factors may prevent the projected population, residential and commercial growth in the markets in which we operate; and • we will or may continue to face the risk factors discussed from time to time in the periodic reports we file with the SEC. For these forward-looking statements, we claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. You should not place undue reliance on the forward-looking statements, which speak only as of the date of this report. All subsequent written and oral forward-looking statements attributable to us or any person acting on our behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this section. We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. See Item 1A, Risk Factors, in our Annual Report on Form 10-K for the year ended December 31, 2012, for a description of some of the important factors that may affect actual outcomes.

3 State Bank Financial Corporation (NASDAQ: STBZ) headquartered in Atlanta, Georgia Banking Subsidiary: State Bank and Trust Company headquartered in Macon, Georgia State Bank Financial Corporation Profile Market Data  Market Cap: $527mm  Avg Daily Vol: 77,000 shares  Inst. Ownership: 88%  TBV/Share: $13.09  P/TBV: 1.26x  Dividend Yield: 0.73% Source: SNL Financial for demographic data Note: Financial metrics as of 12/31/12; market data as of 3/27/13 Metrics  Total Assets: $2.66B  Total Loans: $1.46B  Total Deposits: $2.15B  Total Equity: $430mm  21 Branches in 3 MSAs  594 FTE’s Demographic Data  Concentrated footprint in attractive markets that  represent approximately 2/3 of deposits in the state  of Georgia  Projected population growth of 4.1% from 2012‐ 2017 in our 3 Georgia MSAs, compared to 3.5%  growth for the entire US 1,001 to 10,000 101 to 1,000 0 to 100 Population Density (#/sq. mile) Projected household income  growth of 21.1% from 2012‐2017  in our 3 Georgia MSAs, compared  to 13.4% growth for the entire US Branch Map

4 78 986 0 200 400 600 800 1,000 1,200 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11 1Q12 2Q12 3Q12 4Q12 Loan Portfolio Noncovered Covered Asset Growth  Noncovered  or “organic” loan  growth of 41% during 2012, equating  to $284.5mm in loan growth for full‐ year 2012  As of year‐end 2012, noncovered  loans total nearly $1B and comprise  68% of total gross loans, up from  46% at the end of 2011 ( $   i n   m i l l i o n s )  12 FDIC‐assisted acquisitions since   July 2009,  including 6 separate  Security Bank charters  Acquired $3.9B in total assets and  $3.6B in total deposits from the FDIC Continues with Successfully Replacing Covered Assets Accelerated with FDIC‐assisted Transactions

5 Core Funding Growth  Noninterest‐bearing deposits have  increased over 100% since 1Q10,  reflecting our focus on relationship  banking and payments expertise  Noninterest‐bearing deposits  represent 18% of total deposits,  compared to less than 9% as of 1Q10 ( $   i n   m i l l i o n s )  Total deposit balances stable  Higher cost deposits have been  intentionally managed down Funding Improvement Driven by NIB Deposit Growth Progress Transforming the Balance Sheet ( $   i n   m i l l i o n s ) 0 500 1,000 1,500 2,000 2,500 3,000 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11 1Q12 2Q12 3Q12 4Q12 Total Deposits DDAs NOW Savings & MM CDs 0% 4% 8% 12% 16% 20% 0 50 100 150 200 250 300 350 400 450 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11 1Q12 2Q12 3Q12 4Q12 Noninterest‐bearing Deposits N IB / Total D eposits

Excess Capital to Fund Growth Opportunities

Absolutely.℠

Profitability Has Led to Capital Accumulation


16%
15%
14%
13%
12%
11%
10%
TCE Ratio
1Q10
2Q10
3Q10
4Q10
1Q11
2Q11
3Q11
4Q11
1Q12
2Q12
3Q12
4Q12

4Q12 Tangible Common Equity = $417mm

4Q12 TCE Ratio = 15.7%

Options to Deploy Excess Capital

Organic Growth

- CRE
- C&I
- Other niche lending verticals

M&A

- Unassisted / assisted traditional banks
- Earning-asset lines of business
- Fee income lines of business

Repatriation

- Dividends
- Share repurchases

STATE BANK
Financial Corporation

6

7 Growth Objectives Balanced with Commitment to Credit Conservatism  Historically low noncovered charge‐offs  FY 2012 net charge‐offs to average noncovered  loans of just 7 bps  NPLs to total noncovered loans at 49 bps in 4Q12  Noncovered allowance to noncovered loans is  1.49%, which is 3.1x noncovered NPLs ( $   i n   t h o u s a n d s ) (200) 0 200 400 600 800 1,000 4Q11 1Q12 2Q12 3Q12 4Q12 Noncovered Charge‐offs ( $   i n   t h o u s a n d s ) 0 4,000 8,000 12,000 16,000 20,000 4Q11 1Q12 2Q12 3Q12 4Q12 Noncovered Allowance % 0.0 0.5 1.0 1.5 2.0 4Q11 1Q12 2Q12 3Q12 4Q12 Noncovered Credit Ratios Noncovered NPLs to Total Noncovered Loans Noncovered ALL to Noncovered Loans

8 Well Positioned for Growth Organic loan growth Low cost core deposits Excess capital to deploy via M&A or repatriation